Exhibit 10.20

SECURITIES PLEDGE AGREEMENT

This SECURITIES PLEDGE AGREEMENT (the “Pledge Agreement”) is made as of November 18, 2005, between THE PERSONS LISTED ON SCHEDULE 1 HERETO, and any other Person (as defined in the Credit Agreement) which may become a party hereto as a Pledgor pursuant to a duly executed instrument of accession in the form attached as Exhibit A hereto (each a “Pledgor” and collectively, the “Pledgors”), and MERRILL LYNCH CAPITAL CORPORATION, a national banking association, as administrative agent (hereinafter, the “Administrative Agent”) for itself and the other lending institutions (hereinafter, collectively, the “Lenders”) which are or may become parties to (i) a Credit Agreement dated as of even date herewith (as amended, modified, supplemented or restated, and in effect from time to time, the “Credit Agreement”), by and among EPL Finance Corp., as the initial Borrower to be merged with and into El Pollo Loco, Inc., as the subsequent Borrower, the Lenders party thereto, EPL Intermediate, Inc., as the Parent Guarantor, Merrill Lynch Capital Corporation, as Administrative Agent and Swing Line Lender, Bank of America, N.A., as L/C Issuer and Syndication Agent, and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Bank of America, N.A., as lead arrangers and book managers and/or (ii) any swap contract, obligations under which constitute Obligations (as such term is defined in the Credit Agreement).

WHEREAS, pursuant to the terms of the Credit Agreement, the Lenders have, upon the terms and subject to the conditions contained therein, agreed to make loans and otherwise to extend credit to the Borrower;

WHEREAS, the Borrower is the direct or indirect owner of all of the Equity Interests (as defined in the Credit Agreement) of the Subsidiaries (as defined in the Credit Agreement);

WHEREAS, the financial success of the Subsidiaries is dependent in whole or in part on the financial success of the Borrower;

WHEREAS, each Subsidiary expects to receive substantial direct and indirect benefits from the extensions of credit to the Borrower by the Lenders pursuant to the Credit Agreement (which benefits are hereby acknowledged);

WHEREAS, it is a condition precedent to the Lenders’ agreeing to make any Loans or otherwise extending credit to the Borrower under the Credit Agreement that the Pledgors execute and deliver to the Administrative Agent for the benefit of the Lenders and the Administrative Agent, a securities pledge agreement in substantially the form hereof;

WHEREAS, each Pledgor wishes to enter into such securities pledge agreement to grant security interests in Equity Interests in favor of the Administrative Agent, for the benefit of the Lenders and the Administrative Agent, as herein provided;

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.	Pledge of Securities, etc.

1.1. Pledge of Securities.

Each Pledgor, jointly and severally, hereby pledges, grants a security interest in and lien on, and delivers to the Administrative Agent to be held as collateral security, for the benefit of the Lenders and the Administrative Agent, all of the right, title and interest of such Pledgor in and to all of the equity interests listed on Schedule 2 hereto (such equity interests, the “Scheduled Equity Interests”), and of all of the shares of capital stock or other ownership interest in a corporation, any and all ownership interests in a partnership, limited liability company or other entity and any and all warrants, rights or options to purchase any of the foregoing (the “Equity Interests”) of, each of its future Subsidiaries, including, without limitation, (a) shares of every class of capital stock of any Subsidiary and all limited liability interests or membership interests of any Subsidiary and with respect to any Subsidiary which is a limited liability company (A) all payments or distributions, whether in cash, property or otherwise, at any time owing or payable to such Pledgor on account of its interest as a member, in any of the Subsidiaries or in the nature of a management, investment banking or other fee paid or payable by any of the Subsidiaries to any such Pledgor, (B) all of such Pledgor’s rights and interests under the operating agreements, including all voting and management rights and all rights to grant or withhold consents or approvals, (b) all rights of access and inspection to and use of all books and records, including computer software and computer software programs, of each of the Subsidiaries, (c) all other rights, interests, property or claims to which such Pledgor may be entitled in its capacity as a member of any Subsidiary, and (d) all proceeds, income from and increases in and products of any of the foregoing to be held by the Administrative Agent, for the benefit of the Lenders and the Administrative Agent, in each case subject to the terms and conditions hereinafter set forth (“Pledged Interests”). For purposes of this agreement, “Subsidiary” shall mean, with respect to any Pledgor, any corporation, partnership, limited liability company or other business entity of which securities or other ownership interests representing more than 50% of the equity, more than 50% of the ordinary voting power, more than 50% of the general partnership interests or more than 50% of the limited liability company membership interests are, at the time of any determination is being made, owned directly by such Pledgor or one or more Pledgor. The certificates for such Pledged Interests, to the extent that such interests are represented by certificates, accompanied by stock powers or other appropriate instruments of assignment thereof duly executed in blank by the Pledgors, have been delivered to the Administrative Agent. Each Pledgor represents and warrants that none of the limited liability company membership units owned by any Pledgor is evidenced by any certificate (other than other than as set forth in Schedule 2). Each Pledgor further represents and warrants that none of the limited liability company membership units owned by such Pledgor issued by any Subsidiary is a security governed by Article 8 of the Uniform Commercial Code of the jurisdiction in which such Subsidiary is organized.

1.2. Additional Securities.

In case any Pledgor shall acquire any additional Equity Interests of any Subsidiary or legal entity which is the successor of a Subsidiary, then such Equity Interests shall be subject to the pledge and security interest granted to the Administrative Agent, for the benefit of the Lenders, under this Agreement and such Pledgor shall deliver to the Administrative Agent forthwith any certificates therefor accompanied by stock powers or other appropriate instruments of assignment duly executed by such Pledgor in blank. Each Pledgor agrees that the Administrative Agent may from time to time amend Schedule 2 (as such Schedule may be amended from time to time by such Pledgor delivering an amended Schedule to the Administrative Agent) hereto to update the list of the Equity Interests at the time pledged with the Administrative Agent hereunder.

1.3. Waiver of Certain Operating Agreement Provisions.

Each Pledgor irrevocably waives any and all of its rights under those provisions of the operating agreements of each Subsidiary which is a limited liability company that (a) prohibit, restrict, condition or otherwise affect the grant hereunder of any lien on any of the Securities Collateral or any enforcement action which may be taken in respect of any such lien or (b) otherwise conflict with the terms of this Agreement. To the extent that this provision is inconsistent with the terms of the operating agreement of any such Subsidiary, such operating agreement shall be deemed to be amended so as to be consistent with the terms of this § 1.3 hereof. Each Pledgor of an Equity Interest in a limited liability company hereby irrevocably consents to the Administrative Agent or its nominee becoming a member of such limited liability company (including any management rights appurtenant thereto) upon an exercise of remedies pursuant to § 7 hereof.

2.	Definitions.

The term “Obligations” and all other capitalized terms used herein without definition shall have the respective meanings provided therefor in the Credit Agreement. Terms used herein and not defined in the Credit Agreement or otherwise defined herein that are defined in the Uniform Commercial Code of the State of New York have such defined meanings herein (with terms used in Article 9 controlling over terms used in another Article). Uniform Commercial Code shall mean the Uniform Commercial Code as in effect in the State of New York; provided, however, that, at any time, if by reason of mandatory provisions of law, any or all of the perfection or priority of the security interest in any item or portion of the Collateral is governed by the “Uniform Commercial Code” as in effect in a jurisdiction other than the State of New York, the term Uniform Commercial Code shall mean the Uniform Commercial Code as in effect, at such time, in such other jurisdiction for purposes of the provisions hereof relating to such perfection or priority and for purposes of definitions relating to such provisions, and unless the context otherwise indicates or requires, and the following terms shall have the following meanings:

Cash Collateral. See § 4.

Cash Collateral Account. See § 4.

Securities Act. See § 7.3.

Securities. Includes the Pledged Interests described in Schedule 2 attached hereto and any additional Equity Interests in any existing or future Subsidiary at the time such interests are acquired by the applicable Pledgor and the interests described in clauses (a)-(e) of § 1.1 of this Agreement.

Securities Collateral. The Securities and any other property at any time pledged to the Administrative Agent hereunder (whether described herein or not) and all income therefrom, increases therein and proceeds thereof, including without limitation the Cash Collateral Account and that included in Cash Collateral. The term does not include any income, increases or proceeds received by any Pledgor to the extent expressly permitted by § 6.

Time Deposits. See § 4.

3.	Security for Obligations.

This Agreement and the security interest in and pledge of the Securities Collateral hereunder are made with and granted to the Administrative Agent, for the benefit of the Administrative Agent and the Lenders, as security for the payment and performance in full of all the Obligations.

4.	Liquidation, Recapitalization, etc.

4.1. Distributions Paid to Administrative Agent.

Any sums or other property paid or distributed upon or with respect to any of the Securities, whether by dividend or redemption or upon the liquidation or dissolution of the issuer thereof or otherwise, shall, except to the limited extent provided in § 6, be paid over and delivered to the Administrative Agent to be held by the Administrative Agent, for the benefit of the Lenders and the Administrative Agent, as security for the payment and performance in full of all of the Obligations. Except to the limited extent provided in § 6, in case, pursuant to the recapitalization or reclassification of the capital of the issuer thereof or pursuant to the reorganization thereof, any distribution of capital shall be made on or in respect of any of the Securities or any property shall be distributed upon or with respect to any of the Securities, the property so distributed shall be delivered to the Administrative Agent, for the benefit of the Lenders and the Administrative Agent, to be held by it as security for the Obligations. Upon the occurrence and during the continuation of an Event of Default, all sums of money and property paid or distributed in respect of the Securities, whether as a dividend or upon such a liquidation, dissolution, recapitalization or reclassification or otherwise, that are received by any of the Pledgors shall, until paid or delivered to the Administrative Agent, be held in trust for the Administrative Agent, for the benefit of the Lenders and the Administrative Agent, as security for the payment and performance in full of all of the Obligations.

4.2. Cash Collateral Account.

All sums of money that are delivered to the Administrative Agent pursuant to this § 4 shall be deposited into an interest bearing account with the Administrative Agent or, if the Administrative Agent is not the depositary bank, to an interest bearing account in the name of the Administrative Agent, for the benefit of the Lenders, as customer with a depositary bank satisfactory to the Administrative Agent (any such account, whether maintained with the Administrative Agent or in the Administrative Agent’s name as customer being herein referred to as the “Cash Collateral Account”). Some or all of the funds from time to time in the Cash Collateral Account may be invested in time deposits, including, without limitation, certificates of deposit issued by the Administrative Agent (such certificates of deposit or other time deposits being hereinafter referred to, collectively, as “Time Deposits”), that are reasonably satisfactory to the Administrative Agent after consultation with the Pledgors, provided, that, in each such case, arrangements satisfactory to the Administrative Agent are made and are in place to perfect and to ensure the first priority of the Administrative Agent’s security interest therein. Interest earned on the Cash Collateral Account and on the Time Deposits, and the principal of the Time Deposits at maturity that is not invested in new Time Deposits, shall be deposited in the Cash Collateral Account. The Cash Collateral Account, all sums from time to time standing to the credit of the Cash Collateral Account, any and all Time Deposits, any and all instruments or other writings evidencing Time Deposits and any and all proceeds or any thereof are hereinafter referred to as the “Cash Collateral.”

5.	Warranty of Title; Authority.

Each of the Pledgors hereby represents and warrants that (which representation and warranty with respect to Equity Interests of any Subsidiary that is not a Loan Party is limited to such Pledgor’s knowledge): (i) such Pledgor has good and marketable title to, and is the sole record and beneficial owner of, the Equity Interests pledged by such Pledgor herewith as described in § 1, subject to no pledges, liens, security interests, charges, options, restrictions or other encumbrances except the pledge and security interest created by this Agreement and Liens not prohibited by § 7.01 of the Credit Agreement, (ii) all of the Scheduled Equity Interests described in § 1 are (a) validly issued, (b) fully paid (other than Equity Interests of limited liability companies) and (c) nonassessable (other than Equity Interests of limited liability companies), (iii) such Pledgor has full power, authority and legal right to execute, deliver and perform such Pledgor’s obligations under this Agreement and to pledge and grant a security interest in all of the Securities Collateral pledged by such Pledgor pursuant to this Agreement, and the execution, delivery and performance hereof and the pledge of and granting of a security interest in the Securities Collateral hereunder have been duly authorized by all necessary corporate or other action and do not contravene any law, rule or regulation or any provision of any Pledgor’s Organizational Documents or any judgment, decree or order of any tribunal or of any agreement or instrument to which any Pledgor is a party or by which it or any of its property is bound or affected or constitute a default thereunder except as otherwise provided in § 5.02 of the Credit Agreement, and (iv) the information set forth in Schedule 2 (as such Schedule may be amended by such Pledgor delivering an amended schedule to the Administrative Agent) hereto relating to the Securities is true, correct and complete in all respects. Each of the Pledgors covenants that (i) as of the Closing Date such Pledgor’s chief executive office location and principal place of business is as set forth on Schedule 1 hereto, at which location its books and records (including records concerning the Scheduled Equity Interests) are kept, (ii) it will notify the Administrative Agent at such times as the Administrative Agent may reasonably request, of any change in the location of its chief executive offices or the locations where its books and records (including records concerning the Securities Collateral) are kept, and (iii) it will defend the rights of the Lenders and the Administrative Agent and security interest of the Administrative Agent, for the benefit of the Lenders, in such Securities against the claims and demands of all other persons whomsoever.

6.	Dividends, Voting, etc., Prior to Maturity.

Notwithstanding anything contained herein to the contrary, so long as no Event of Default shall have occurred and be continuing (and also as to clause (b) of this § 6, after an Event of Default upon the written consent of the Administrative Agent and as to clause (c) of this § 6 after an Event of Default so long as the Administrative Agent has not notified the Pledgor otherwise pursuant to the terms of this § 6), the Pledgors shall be entitled (a) to receive all cash distributions or debt securities or rights to the payment of money, paid in respect of the Securities, (b) to receive other property (other than delivery of certificates evidencing additional Equity Interests which Equity Interests shall be subject to § 1.2 hereof) on account of the Securities and (c) to vote the Securities and to give consents, waivers and ratifications in respect of the Securities; provided, however, that no vote shall be cast or consent, waiver or ratification given by any Pledgor if the effect thereof would impair any of the Securities Collateral (except as such impairment is otherwise not prohibited by the Credit Agreement). All such rights of the Pledgors to receive cash distributions shall cease for so long as an Event of Default shall have occurred and be continuing. All such rights of the Pledgors to vote and give consents, waivers and ratification with respect to the Securities shall, at the Administrative Agent’s option, as evidenced by the Administrative Agent’s notifying the Pledgors of such election, cease for so long as an Event of Default shall have occurred and be continuing.

7.	Remedies.

7.1. In General.

If an Event of Default shall have occurred and be continuing, the Administrative Agent shall thereafter have the following rights and remedies (to the extent permitted by applicable law) in addition to the rights and remedies of a secured party under the Uniform Commercial Code of the State of New York, all such rights and remedies being cumulative, not exclusive, and enforceable alternatively, successively or concurrently, at such time or times as the Administrative Agent deems expedient:

(a) if the Administrative Agent so elects and gives notice of such election to the Pledgors, the Administrative Agent may vote any of the Securities (whether or not the same shall have been transferred into its name or the name of its nominee or nominees) for any lawful purpose, including, without limitation, if the Administrative Agent so elects, for the liquidation in a commercially reasonable manner of the assets of the issuer thereof, and give all consents, waivers and ratification in respect of the Securities and otherwise act with respect thereto as though it were the outright owner thereof (each of the Pledgors hereby irrevocably constituting and appointing the Administrative Agent the proxy and attorney-in-fact of such Pledgor, with full power of substitution, to do so);

(b) the Administrative Agent may demand, sue for, collect or make any compromise or settlement the Administrative Agent deems suitable in respect of any Securities Collateral;

(c) the Administrative Agent may sell, resell, assign and deliver, or otherwise dispose of any or all of the Securities Collateral, for cash or credit or both and upon such terms at such place or places, at such time or times and to such entities or other persons as the Administrative Agent thinks expedient, all without demand for performance by the Pledgors or any notice or advertisement whatsoever except as expressly provided herein or as may otherwise be required by law;

(d) the Administrative Agent may cause all or any part of the Securities held by it to be transferred into its name or the name of its nominee or nominees; and

(e) the Administrative Agent may set off or otherwise apply or credit against the Obligations any and all sums deposited with it or held by it, including, without limitation, any sums standing to the credit of the Cash Collateral Account and any Time Deposits issued by the Administrative Agent.

7.2. Sale of Securities Collateral.

In the event of any sale or other disposition of the Securities Collateral as provided in clause (c) of § 7.1, the Administrative Agent shall give to the Pledgors at least ten (10) Business Days’ prior written notice of the time and place of any public sale or other disposition of the Securities Collateral or of the time after which any private sale or any other intended disposition is to be made. Each of the Pledgors hereby acknowledges that ten (10) Business Days’ prior written notice of such sale or other disposition or sales or other dispositions shall be reasonable notice. The Administrative Agent may enforce its rights hereunder without any other notice and without compliance with any other condition precedent now or hereunder imposed by statute, rule of law or otherwise (all of which are hereby expressly waived by each of the Pledgors, to the fullest extent permitted by law). The Administrative Agent may buy or otherwise acquire any part or all of the Securities Collateral at any public sale or other disposition and if any part or all of the Securities Collateral is of a type customarily sold or otherwise disposed of in a recognized market or is of the type which is the subject of widely-distributed standard price quotations, the Administrative Agent may buy or otherwise acquire at private sale or other disposition and may make payments thereof by any means. The Administrative Agent may apply the cash proceeds actually received from any sale or other disposition to the reasonable expenses of taking, retaking, holding, preparing for sale, selling and the like, with respect to the Securities Collateral and the Obligations, to reasonable attorneys’ fees, court, travel and all other expenses which may be incurred by the Administrative Agent in attempting to collect the Obligations or to enforce this Agreement or in the prosecution or defense of any action or proceeding related to the subject matter of this Agreement, and then to the Obligations pursuant to § 8.03 of the Credit Agreement. Only after such applications, and after payment by the Administrative Agent of any amount required by § 9-608(a)(1)(C) or § 9615(a)(3) of the New York Uniform Commercial Code, need the Administrative Agent account to the Company for any surplus.

7.3. Private Sales.

The Pledgors recognize that the Administrative Agent may be unable to effect a public sale or other disposition of the Securities by reason of certain prohibitions contained in the Securities Act, federal banking laws, and other applicable laws, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers. The Pledgors agree that any such private sales may be at prices and other terms less favorable to the seller than if sold at public sales and that such private sales shall not by reason thereof be deemed not to have been made in a commercially reasonable manner. The Administrative Agent shall be under no obligation to delay a sale of any of the Securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act, or such other federal banking or other applicable laws, even if the issuer would agree to do so. Subject to the foregoing, the Administrative Agent agrees that any sale of the Securities shall be made in a commercially reasonable manner, and the Pledgors agree to use their reasonable efforts to cause the issuer or issuers of the Securities contemplated to be sold, to execute and deliver, and cause the directors and officers of such issuer to execute and deliver, all at the Pledgors’ expense, all such instruments and documents, and to do or cause to be done all such other acts and things as may be reasonably necessary or, in the reasonable opinion of the Administrative Agent, advisable to exempt such Securities from registration under the provisions of the Securities Act, and to make all amendments to such instruments and documents which, in the opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. The Pledgors further agree to use their reasonable efforts to cause such issuer or issuers to comply with the provisions of the securities or “Blue Sky” laws of any jurisdiction which the Administrative Agent shall designate and, if required, to cause such issuer or issuers to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

8.	Marshalling.

Except as otherwise provided by applicable law, neither the Administrative Agent nor any of the Lenders shall be required to marshal any present or future collateral security for (including but not limited to this Agreement and the Securities Collateral), or other assurances of payment of, the Obligations or any of them, or to resort to such collateral security or other assurances of payment in any particular order. All of the Administrative Agent’s rights hereunder and of the Lenders in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that they lawfully may, each of the Pledgors hereby agrees that it will not invoke any law relating to the marshalling of collateral that might cause delay in or impede the enforcement of the Administrative Agent’s rights under this Agreement or under any other instrument evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and to the extent that it lawfully may, each of the Pledgors hereby irrevocably waive the benefits of all such laws.

9.	Pledgors’ Obligations Not Affected.

The obligations of each Pledgor hereunder shall remain in full force and effect without regard to, and shall not be impaired by (i) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of any Pledgor, to the extent permitted by law; (ii) any exercise or nonexercise, or any waiver, by the Administrative Agent or any Lender of any right, remedy, power or privilege under or in respect of any of the Obligations or any security thereof (including this Agreement); (iii) any amendment to or modification of any of the Credit Agreement, the other Loan Documents, or any of the Obligations; (iv) any amendment to or modification of any instrument (other than this Agreement) securing any of the Obligations, including, without limitation, any of the Security

Documents; or (v) the taking of additional security for, or any other assurances of payment of, any of the Obligations or the release or discharge or termination of any security or other assurances of payment or performance for any of the Obligations; whether or not the Pledgors shall have notice or knowledge of any of the foregoing, the Pledgors hereby generally waiving all suretyship defenses to the extent applicable.

10.	Transfer, etc., by Pledgors.

Without the prior written consent of the Administrative Agent, no Pledgor will sell, assign, transfer or otherwise dispose of, grant any option with respect to, or pledge or grant any security interest in or otherwise encumber or restrict any of the Securities Collateral or any interest therein, except for the pledge thereof and security interest therein provided for in this Agreement or as otherwise not prohibited by the Credit Agreement.

11.	Further Assurances.

The Pledgors will do all such reasonable acts, and will furnish to the Administrative Agent all such financing statements, certificates and other documents and will obtain all such governmental consents and corporate approvals and will do or cause to be done all such other things as the Administrative Agent may reasonably request from time to time in order to give full effect to this Agreement and to secure the rights of the Lenders and the Administrative Agent hereunder, all without any cost or expense to the Administrative Agent or any Lender. The Pledgors hereby irrevocably authorize the Administrative Agent, its counsel or Agents at any time and from time to time prior to the termination hereof pursuant to § 15 to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral as the Securities Collateral or words of similar effect, or as being of equal or lesser scope or in greater detail, and (b) contain any other information required by part 5 of Article 9 of the Uniform Commercial Code of the jurisdiction of the filing office for the sufficiency or filing office acceptance of any financing statement or amendment, including whether the Pledgors are organizations, the type of organizations and any organization identification numbers issued to such Pledgors. The Pledgors agree to furnish any such information to the Administrative Agent promptly upon request. No Pledgor will permit to be effected any amendment or modification of the Organizational Documents, by-laws, operating agreements, or other applicable organization documents of any of the Subsidiaries which would (or would be reasonably likely to) adversely affect the rights or remedies of the Administrative Agent hereunder or the value of the Securities Collateral. Without the prior written consent of the Administrative Agent, none of the Pledgors will cause or permit the membership interests of any such Pledgor in any Subsidiary which is a limited liability company to be evidenced by a certificate issued by such Subsidiary or to constitute a security governed by Article 8 of the Uniform Commercial Code of the jurisdiction in which such Subsidiary is organized.

Each of the Pledgors further agrees to do or use reasonable efforts to cause to be done all such other acts and things as may be reasonably necessary to make any sales of any portion or all of the Securities pursuant to § 7 of this Securities Pledge Agreement valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at the Pledgors’ expense. Each of the Pledgors further agrees that a breach of any of the covenants contained in § 7 of this Securities Pledge Agreement will cause irreparable injury to the Administrative Agent and the Lenders, that the Administrative Agent and the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in § 7 of this Securities Pledge Agreement shall be specifically enforceable against each of the Pledgors by the Administrative Agent and each of the Pledgors hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants.

12.	Administrative Agent’s Exoneration.

Under no circumstances shall the Administrative Agent be deemed to assume any responsibility for or obligation or duty with respect to any part or all of the Securities Collateral of any nature or kind or any matter or proceedings arising out of or relating thereto, other than (i) to exercise reasonable care in the physical custody of the Securities Collateral and (ii) after an Event of Default shall have occurred and be continuing to act in a commercially reasonable manner. Neither the Administrative Agent nor any Lender shall be required to take any action of any kind to collect, preserve or protect its or any of the Pledgors’ rights in the Securities Collateral or against other parties thereto. The Administrative Agent’s prior recourse to any part or all of the Securities Collateral shall not constitute a condition of any demand, suit or proceeding for payment or collection of any of the Obligations. This Agreement constitutes a pledge of the Securities Collateral and any other applicable collateral hereunder only, and not an assignment of any duties or obligations of any Pledgor with respect thereto, and by its acceptance hereof and whether or not the Administrative Agent shall have exercised any of its rights or remedies hereunder, the Administrative Agent does not undertake to perform or discharge, and the Administrative Agent shall not be responsible or liable, other than for gross negligence or willful misconduct, for the performance or discharge of any such duties or responsibilities, including, without limitation, for any capital calls. Each Pledgor agrees that, notwithstanding the exercise by the Administrative Agent of any of its rights hereunder, such Pledgor shall remain liable nonetheless for the full and prompt performance of all of such Pledgor’s obligations and liabilities under any stockholders agreement, operating agreement, limited partnership agreement, or similar document evidencing or governing any Securities Collateral. Under no circumstances shall the Administrative Agent or any holder of any of the Obligations as such be deemed to be a member, limited partner, or other equity owner of any of the Subsidiaries by virtue of the provisions of this Agreement unless expressly agreed to in writing by the Administrative Agent or such holder. Without limiting the generality of the foregoing, the Administrative Agent shall not have any fiduciary duty as such to any Pledgor or any other equity owner of any of the Subsidiaries by reason of this Agreement, whether by virtue of the security interests and liens hereunder, or any enforcement action in respect of such security interests and liens, unless and until the Administrative Agent is actually admitted to the applicable Subsidiary as a substitute member or substitute equity owner thereof after exercising enforcement rights under §§ 9-610 or 9-620 of the Uniform Commercial Code in effect in the State of New York, or otherwise.

13.	No Waiver, etc.

Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a written instrument expressly referring to this Agreement and to the provisions so modified or limited, and executed by the Administrative Agent, with the consent of the Required Lenders, and each of the Pledgors. No act, failure or delay by the Administrative Agent shall constitute a waiver of its rights and remedies hereunder or otherwise. No single or partial waiver by the Administrative Agent of any default or right or remedy that it may have shall operate as a waiver of any other default, right or remedy or of the same default, right or remedy on a future occasion. Each of the Pledgors hereby waives presentment, notice of dishonor and protest of all instruments, included in or evidencing any of the Obligations or the Securities Collateral, and any and all other notices and demands whatsoever (except as expressly provided herein or in the Credit Agreement).

14.	Notices, etc.

All notices, requests and other communications hereunder shall be made at the addresses and in the manner set forth in § 10.02 of the Credit Agreement.

15.	Termination.

Upon termination of the Aggregate Commitments and payment in full in cash of all Obligations (other than (i) contingent indemnification obligations, (ii) in respect of Letters of Credit that have expired, terminated or been cash collateralized or in respect of which the LC Issuer shall have been made the beneficiary of a stand-by letter-of-credit from another issuer acceptable to such LC Issuer and upon terms acceptable to such LC Issuer, (iii) in respect of Swap Contracts constituting Obligations that have been cash collateralized or for which other satisfactory arrangements have been made and (iv) Obligations in respect of cash management services), this Securities Pledge Agreement and the security interests created hereby shall automatically terminate and all rights to the remaining Securities Collateral shall revert to the Pledgors with no further action on the part of any Person.

16.	Release.

The security interests created hereby shall automatically terminate and be automatically released with respect to any Securities Collateral or any Pledgor that is sold or to be sold as part of or in connection with any sale not prohibited under the Credit Agreement or under any other Loan Document. With respect to any termination as set forth in §§ 15 and 16 hereof, the Administrative Agent shall, upon the request of the Pledgors and at their expense, execute and deliver to the Pledgors such documents as the Pledgors shall reasonably request to evidence such termination, all without any representation, warranty or recourse whatsoever.

17.	Expenses.

Each of the Pledgors shall be liable to pay to the Administrative Agent promptly on demand any and all reasonable costs, fees and expenses, including reasonable attorneys’ fees and disbursements, incurred or paid by the Administrative Agent in perfecting, protecting, preserving or enforcing the Administrative Agent’s rights under or in respect of this Agreement with respect to the Securities Collateral and such costs, fees and expenses shall constitute a first claim on all of such Securities Collateral and be entitled to priority over all other Obligations in respect of distributions of any proceeds from any portion of such Securities Collateral.

18.	Overdue Amounts.

Until paid, all amounts due and payable by the Pledgors hereunder shall be a debt secured by the Securities Collateral and shall bear, whether before or after judgment, interest at the rate of interest for overdue principal set forth in the Credit Agreement.

19.	Governing Law; Consent to Jurisdiction.

THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. Each of the Pledgors and the Administrative Agent agrees that any suit for the enforcement of this Agreement may be brought in the courts of the State of New York or any federal court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon the Pledgors and the Administrative Agent by mail at the address specified in § 10.02 of the Credit Agreement. Each of the Pledgors hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

20.	Waiver of Jury Trial.

EACH OF THE PLEDGORS AND THE ADMINISTRATIVE AGENT WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY SUCH RIGHTS OR OBLIGATIONS. Except as prohibited by law, each Pledgor waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Pledgors (a) certify that neither the Administrative Agent nor any Lender nor any representative, agent or attorney of the Lenders has represented, expressly or otherwise, that the Administrative Agent or any of the Lenders would not, in the event of litigation, seek to enforce the foregoing waivers and (b) acknowledge that, in entering into the Credit Agreement and the other Loan Documents to which the Administrative Agent or any of the Lenders is a party, the Administrative Agent and the Lenders are relying upon, among other things, the waivers and certifications contained in this § 20.

21.	Miscellaneous.

The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof. This Agreement may be executed in any number of counterparts, but all such counterparts shall together constitute but one agreement. In making proof of this Agreement, it shall not be necessary to produce or account for more than one counterpart signed by each of the parties hereto. This Agreement and all rights and obligations hereunder shall be binding upon the Pledgors and their respective successors and assigns, and shall inure to the benefit of the Administrative Agent and the Lenders and their respective successors and assigns. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall be in no way affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. Each of the Pledgors acknowledges receipt of a copy of this Agreement.

22.	Counterparts.

This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart. This Agreement shall be effective when it has been executed by each of the Pledgors and the Administrative Agent.

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IN WITNESS WHEREOF, intending to be legally bound, each of the Pledgors and the Administrative Agent have caused this Agreement to be executed as of the date first above written.

EPL INTERMEDIATE, INC.

By:	/s/ Stephen E. Carley
Name: Stephen E. Carley
Title: President

(Signature Page to Securities Pledge Agreement)

EL POLLO LOCO, INC.

By:	/s/ Pamela R. Milner
Name: Pamela R. Milner
Title: Vice President

(Signature Page to Securities Pledge Agreement)

MERRILL LYNCH CAPITAL CORPORATION, as Administrative Agent

By:	/s/ Stephanie Vallillo
Name: Stephanie Vallillo
Title: Vive President

(Signature Page to Securities Pledge Agreement)

SCHEDULE 1

PLEDGORS

Pledgor	Jurisdiction of Organization	Chief Executive Office	Principal Place of Business
EI Pollo Loco, Inc.	Delaware	3333 Michelson Drive Suite 550 Irvine, CA 92612	3333 Michelson Drive Suite 550 Irvine, CA 92612

EPL Intermediate, Inc.	Delaware	3333 Michelson Drive Suite 550 Irvine, CA 92612	3333 Michelson Drive Suite 550 Irvine, CA 92612

EPL Finance, Inc.	Delaware	3333 Michelson Drive Suite 550 Irvine, CA 92612	3333 Michelson Drive Suite 550 Irvine, CA 92612

SCHEDULE 2

EQUITY INTERESTS

None of the issuers has any Equity Interests of any class or any commitments to issue any other Equity Interests of any class or any securities convertible into or exchangeable for any Equity Interests of any class except as otherwise stated in this Schedule 2.

Issuer	Record Owner	Class of Shares	No. of Authorized Shares	No. of Issued Shares	No. of Outstanding Shares	Par or Liquidation Value
EI Pollo Loco, Inc.	EPL Intermediate, Inc.	Common	20,000	100	100	$.01
EPL Intermediate, Inc.	EPL Holdings, Inc.	Common	100	100	100	$.01

EXHIBIT A

INSTRUMENT OF ACCESSION

[DATE]

To:	The Administrative Agent and the

Lenders who are parties to the Credit

Agreement (as such terms are defined

below):

Reference is hereby made to the Securities Pledge Agreement (as amended, modified, supplemented, or restated and in effect from time to time, the “Securities Pledge Agreement”) dated as of November 18, 2005 between THE PERSONS LISTED ON SCHEDULE 1 THERETO and MERRILL LYNCH CAPITAL CORPORATION, a national banking association (the “Administrative Agent”) for itself and certain other lending institutions (collectively, the “Lenders”) that are, or may in the future become, party to (i) that certain Credit Agreement, dated as of November 18, 2005 (as amended, modified, supplemented, or restated and in effect from time to time, the “Credit Agreement”), by and among EPL Finance Corp., as the initial Borrower to be merged with and into El Pollo Loco, Inc., as the subsequent Borrower, the Lenders party thereto, EPL Intermediate, Inc., as the Parent Guarantor, Merrill Lynch Capital Corporation, as Administrative Agent and Swing Line Lender, Bank of America, N.A., as L/C Issuer and Syndication Agent, and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Bank of America, N.A., as lead arrangers and book managers and/or (ii) any swap contract, obligations under which constitute Obligations (as such term is defined in the Credit Agreement).

Each of the undersigned acknowledges, and represents and warrants, the following: (i) each of the undersigned is a corporation incorporated or a limited liability company organized, as applicable, on or prior to the date hereof; (ii) all of the corporations or limited liability companies in which each of the undersigned has any Equity Interests (as defined in the Credit Agreement) and such Equity Interests are listed on Schedule 2 attached hereto; and (iii) each of the undersigned’s principal place of business and chief executive office are listed on Schedule 1 hereto

Each of the undersigned by its execution of this Instrument of Accession hereby joins the Securities Pledge Agreement and becomes a party thereto for all purposes thereof and on Schedule 1 and Schedule 2 of the Securities Pledge Agreement is hereby amended to include the information set forth in on Schedule 1 and Schedule 2 hereof. Each of the undersigned further covenants and agrees that by its execution hereof it shall be bound by and shall comply with all terms and conditions of the Securities Pledge Agreement, and hereby grants to the Administrative Agent and the Lenders a security interest in all of the Securities Collateral (as defined in the Securities Pledge Agreement), now owned or hereafter acquired, and wherever located land the proceeds thereof) to secure the Obligations (as defined in the Credit Agreement).

Very truly yours,

[NAME]

By:
Name:
Title:

Accepted:

MERRILL LYNCH CAPITAL CORPORATION, as Administrative Agent

By:
Name:
Title:

SCHEDULE 1

PLEDGORS

Pledgor	Jurisdiction of Organization	Chief Executive Office	Principal Place of Business

SCHEDULE 2

EQUITY INTERESTS

None of the issuers has any Equity Interests of any class or any commitments to issue any other Equity Interests of any class or any securities convertible into or exchangeable for any Equity Interests of any class except as otherwise stated in this Schedule 2.

Issuer	Record Owner	Class of Shares	No. of Authorized Shares	No. of Issued Shares	No. of Outstanding Shares	Par or Liquidation Value